              Appendix A

         RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the  nationally-recognized rating agencies listed below.  Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa:  Bonds and  preferred  stock rated "Aaa" are judged to be the best quality.
They  carry the  smallest  degree of  investment  risk.  Interest  payments  are protected  by a large or by an  exceptionally  stable  margin and  principal  is secure.  While the various protective elements are likely to change, the changes that can be  expected  are most  unlikely  to impair  the  fundamentally  strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection  may not be as large  as with  "Aaa"  securities  or  fluctuation  of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear  somewhat larger than that of "Aaa"
securities.

A:  Bonds and  preferred  stock  rated "A"  possess  many  favorable  investment attributes and are to be considered as upper-medium grade  obligations.  Factors giving  security to principal and interest are considered  adequate but elements may be present which  suggest a  susceptibility  to impairment  some time in the future.

Baa:  Bonds  and  preferred  stock  rated  "Baa"  are  considered   medium-grade
obligations;  that is, they are neither  highly  protected  nor poorly  secured.
Interest  payments and principal  security  appear  adequate for the present but certain  protective  elements  may  be  lacking  or  may  be  characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba:  Bonds  and  preferred  stock  rated  "Ba" are  judged  to have  speculative elements. Their future cannot be considered  well-assured.  Often the protection of interest and  principal  payments  may be very  moderate and thereby not well safeguarded  during  both good and bad times  over the  future.  Uncertainty  of position characterizes bonds in this class.

B: Bonds and preferred  stock rated "B" generally  lack  characteristics  of the desirable  investment.  Assurance  of  interest  and  principal  payments  or of maintenance  of other terms of the contract  over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in  default  or there may be  present  elements  of danger  with  respect  to principal or interest.

Ca:  Bonds and  preferred  stock  rated  "Ca"  represent  obligations  which are speculative  in a high  degree.  Such  issues are often in default or have other marked shortcomings.

C: Bonds and  preferred  stock rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever attaining any real investment standing.

Moody's  applies  numerical  modifiers  1,  2,  and  3 in  each  generic  rating classification  from "Aa" through  "Caa." The modifier  "1"  indicates  that the obligation ranks in the higher end of its generic rating category;  the modifier
"2" indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime  Rating  System  (Short-Term  Ratings - Taxable  Debt)  These  ratings are opinions of the ability of issuers to honor  senior  financial  obligations  and contracts.  Such obligations  generally have an original  maturity not exceeding one year, unless explicitly noted.

Prime-1:  Issuer has a superior ability for repayment of senior  short-term debt obligations.

Prime-2:  Issuer has a strong  ability for repayment of senior  short-term  debt obligations.  Earnings  trends and coverage  ratios,  while  sound,  may be more subject to variation. Capitalization characteristics,  while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuer has an acceptable  ability for  repayment of senior  short-term obligations.  The effect of industry characteristics and market compositions may be more  pronounced.  Variability  in earnings and  profitability  may result in changes in the level of debt protection  measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard amp; Poor's Ratings Services  ("Standard amp;  Poor's"),  a division of
The McGraw-Hill Companies, Inc.

Long-Term  Issue  Credit  Ratings  Issue  credit  ratings  are based in  varying degrees, on the following  considerations:  o Likelihood of payment-capacity and willingness of the obligor to meet its financial  commitment on an obligation in accordance with the terms of the  obligation;  o Nature of and provisions of the obligation;  and o  Protection  afforded  by,  and  relative  position  of,  the obligation  in the event of  bankruptcy,  reorganization,  or other  arrangement under the laws of bankruptcy and other laws  affecting  creditors'  rights.  The issue ratings  definitions are expressed in terms of default risk. As such, they pertain to senior  obligations of an entity.  Junior  obligations  are typically
rated  lower  than  senior  obligations,   to  reflect  the  lower  priority  in
bankruptcy, as noted above.

AAA: An obligation rated "AAA" have the highest rating assigned by Standard amp;
Poor's.  The  obligor's  capacity  to  meet  its  financial  commitment  on  the obligation is extremely strong.

AA: An obligation  rated "AA" differ from the highest rated  obligations only in small  degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An obligation  rated "A" are somewhat more susceptible to the adverse effects of  changes  in  circumstances  and  economic  conditions  than  obligations  in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial  commitment  on the obligation.

BB, B, CCC, CC, and C An obligation  rated `BB', `B',  `CCC',  `CC', and `C' are regarded as having significant speculative  characteristics.  `BB' indicates the least degree of speculation  and `C' the highest.  While such  obligations  will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An  obligation  rated  "BB" are less  vulnerable  to  nonpayment  than other speculative issues.  However,  they face major ongoing uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment  than  obligations rated "BB",  but the obligor  currently  has the capacity to meet its  financial
commitment  on  the  obligation.   Adverse  business,   financial,  or  economic
conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently  vulnerable to nonpayment,  and are dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred  stock  obligations  rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this  obligation  are  being  continued.  A "C" also  will be  assigned  to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation  rated "D" are in payment  default.  The "D" rating category is used when  payments  on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard amp; Poor's believes that such payments  will be made during such grace  period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings  from "AA" to "CCC" may be  modified by the  addition of a plus
     (+) or minus (-) sign to show  relative  standing  within the major  rating categories.

     c: The `c' subscript is used to provide additional information to investors that the bank may terminate its  obligation to purchase  tendered  bonds if the  long-term  credit  rating of the  issuer is below an  investment-grade level and/or the issuer's bonds are deemed taxable.

     p: The letter `p' indicates that the rating is  provisional.  A provisional rating  assumes the  successful  completion of the project  financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating,  however,  while addressing credit quality subsequent to completion of the project,  makes no comment on the likelihood of or the risk of  default  upon  failure of such  completion.  The  investor  should exercise his own judgment with respect to such likelihood and risk.

     Continuance of the ratings is contingent  upon Standard amp; Poor's receipt of an  executed  copy of the  escrow  agreement  or  closing  documentation confirming investments and cash flows.

     r: The `r' highlights  derivative,  hybrid,  and certain other  obligations that Standard amp;  Poor's  believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such  obligations  are securities with principal or interest return indexed to equities,  commodities,  or currencies;  certain swaps and options;  and interest-only and principal-only mortgage securities. The absence of an `r'
     symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. Not rated.

     Debt  obligations of issuers  outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings  measure the  creditworthiness  of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards

     Under present  commercial bank regulations issued by the Comptroller of the
     Currency,  bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly  known as  investment-grade  ratings)  generally  are  regarded as eligible for bank  investment.  Also, the laws of various states  governing legal investments  impose certain rating or other standards for obligations eligible  for  investment  by savings  banks,  trust  companies,  insurance companies, and fiduciaries in general

     Short-Term Issue Credit Ratings  Short-term  ratings are generally assigned to those obligations  considered  short-term in the relevant market. In the
     U.S., for example,  that means  obligations with an original maturity of no more than 365 days-including commercial paper.

     A-1: A short-term  obligation  rated "A-1" is rated in the highest category by Standard  amp;  Poor's.  The  obligor's  capacity to meet its  financial commitment  on the  obligation  is strong.  Within this  category,  certain obligations  are  designated  with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term  obligation  rated "A-2" is somewhat more  susceptible to the adverse  effects of changes in  circumstances  and economic  conditions than  obligations  in higher  rating  categories.  However,  the  obligor's
     capacity  to  meet  its   financial   commitment   on  the   obligation  is
     satisfactory.

     A-3: A  short-term  obligation  rated "A-3"  exhibits  adequate  protection parameters.  However, adverse economic conditions or changing circumstances are more  likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

     B: A  short-term  obligation  rated "B" is regarded  as having  significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term  obligation rated "C" is currently vulnerable to nonpayment
     and  is  dependent  upon  favorable  business,   financial,   and  economic
     conditions  for  the  obligor  to  meet  its  financial  commitment  on the obligation.

     D: A short-term  obligation rated "D" is in payment default. The "D" rating category is used when  payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard amp;  Poor's  believes  that such  payments  will be made during such grace period.  The "D" rating  also will be used upon the filing of a  bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Notes: A Standard amp;  Poor's note rating  reflects the liquidity  factors and market  access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing  beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that  assessment:  o  Amortization  schedule-the  larger the final  maturity  relative to other  maturities,  the more likely it will be treated as a note; and o Source of payment-the  more dependent the issue is on the market for its refinancing,  the more likely it will be treated as a note.

     SP-1:  Strong capacity to pay principal and interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

     SP-2:  Satisfactory  capacity  to pay  principal  and  interest,  with some vulnerability  to adverse  financial and economic  changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

     Fitch,  Inc.  International  credit  ratings  assess the  capacity  to meet foreign currency or local currency commitments. Both "foreign currency" and
     "local currency" ratings are internationally  comparable  assessments.  The local  currency  rating  measures  the  probability  of payment  within the relevant sovereign state's currency and jurisdiction and therefore,  unlike the foreign  currency  rating,  does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     International  Long-Term Credit Ratings The following ratings scale applies to foreign currency and local currency ratings.

     Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.  They are assigned  only in the case of  exceptionally  strong capacity for timely  payment of  financial  commitments.  This  capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.  They  indicate a very strong  capacity for timely  payment of financial  commitments.  This capacity is not  significantly  vulnerable to foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit
     risk.  The  capacity  for  timely  payment  of  financial   commitments  is
     considered strong. This capacity may,  nevertheless,  be more vulnerable to changes in  circumstances  or in economic  conditions  than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit  risk.  The  capacity  for  timely  payment  of financial  commitments  is  considered  adequate,  but  adverse  changes in circumstances  and in  economic  conditions  are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

          BB: Speculative.  "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However,  business or financial  alternatives may be available to allow financial  commitments to be met.  Securities rated in this category are not investment grade.

          B: Highly  Speculative.  "B" ratings indicate that significant  credit risk is present,  but a limited  margin of safety  remains.  Financial commitments are currently being met.  However,  capacity for continued
          payment  is  contingent  upon  a  sustained,  favorable  business  and economic environment.

          CCC, CC C: High Default Risk. Default is a real possibility.  Capacity for meeting  financial  commitments is solely reliant upon  sustained, favorable business or economic  developments.  A "CC" rating indicates that  default  of some  kind  appears  probable.  "C"  ratings  signal imminent default.

          DDD, DD, and D: Default.  The ratings of  obligations in this category are based on their prospects for achieving partial or full recovery in a  reorganization  or  liquidation  of  the  obligor.  While  expected recovery  values are highly  speculative  and cannot be estimated with any  precision,  the  following  serve as  general  guidelines.  "DDD"
          obligations have the highest  potential for recovery,  around 90%-100%
          of outstanding amounts and accrued interest.  "DD" indicates potential recoveries  in the  range  of  50%-90%,  and "D" the  lowest  recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations.  Entities  rated  "DDD"  have the  highest  prospect  for resumption of  performance  or continued  operation  with or without a formal  reorganization  process.  Entities  rated  "DD"  and  "D"  are generally  undergoing a formal  reorganization or liquidation process;
          those  rated  "DD" are  likely to  satisfy a higher  portion  of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

          Plus (+) and minus (-) signs  may be  appended  to a rating  symbol to denote  relative status within the major rating  categories.  Plus and minus signs are not added to the "AAA" category or to categories below
          "CCC," nor to short-term ratings other than "F1" (see below).

          International  Short-Term  Credit Ratings The following  ratings scale applies to foreign currency and local currency  ratings.  A short-term rating has a time horizon of less than 12 months for most obligations, or up to three  years for U.S.  public  finance  securities,  and thus places greater  emphasis on the liquidity  necessary to meet financial commitments in a timely manner.

          F1: Highest credit quality.  Strongest  capacity for timely payment of
          financial   commitments.   May  have  an  added  "+"  to  denote   any
          exceptionally strong credit feature.

          F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments,  but the margin of safety is not as great as in the case of higher ratings.

          F3: Fair credit  quality.  Capacity  for timely  payment of  financial commitments  is adequate.  However,  near-term  adverse  changes could result in a reduction to non-investment grade.

          B:  Speculative.  Minimal  capacity  for timely  payment of  financial commitments,  plus  vulnerability  to  near-term  adverse  changes  in financial and economic conditions.

          C: High  default  risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon a sustained, favorable business and economic environment.

          D: Default. Denotes actual or imminent payment default.

          Dominion Bond Rating Service Limited ("DBRS")

          R-1:  Short  term debt rated "R-1  (high)"  is of the  highest  credit quality, and indicates an entity which possesses  unquestioned ability to repay current  liabilities as they fall due. Entities rated in this category  normally maintain strong liquidity  positions,  conservative debt levels and profitability  which is both stable and above average.
          Companies  achieving  an "R-1 (high)"  rating are normally  leaders in structurally  sound  industry  segments  with  proven  track  records, sustainable  positive  future  results and no  substantial  qualifying negative factors.  Given the extremely tough definition which DBRS has established  for an "R-1  (high)",  few entities are strong  enough to achieve  this  rating.  Short  term debt rated  "R-1  (middle)"  is of superior  credit quality and, in most cases,  ratings in this category differ from "R-1  (high)"  credits to only a small  degree.  Given the extremely  tough  definition  which  DBRS  has  for the  "R-1  (high)"
          category  (which few  companies are able to achieve),  entities  rated
          "R-1  (middle)" are also  considered  strong  credits which  typically exemplify  above average  strength in key areas of  consideration  for debt protection.  Short term debt rated "R-1 (low)" is of satisfactory credit  quality.  The overall  strength and outlook for key liquidity, debt and  profitability  ratios is not  normally as  favorable as with
          higher  rating   categories,   but  these   considerations  are  still
          respectable.   Any  qualifying   negative   factors  which  exist  are
          considered  manageable,  and the entity is normally of sufficient size to have some influence in its industry.

          R-2:  Short term debt rated  "R-2" is of adequate  credit  quality and within the three subset grades (high,  middle,  low),  debt protection ranges from having reasonable  ability for timely repayment to a level which is considered only just adequate.  The liquidity and debt ratios of entities in the "R-2"  classification are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the  strength  of key  ratios  in  these  areas.
          Alternative sources of liquidity support are considered  satisfactory;
          however,  even the  strongest  liquidity  support will not improve the commercial  paper  rating of the  issuer.  The size of the  entity may restrict its flexibility, and its relative position in the industry is not  typically as strong as the "R-1  credit".  Profitability  trends, past and future,  may be less favorable,  earnings not as stable,  and there are often negative  qualifying  factors present which could also make the entity more  vulnerable  to adverse  changes in financial and economic conditions.

              Appendix B

INDUSTRY CLASSIFICATIONS (Oppenheimer Money Fund/VA)

Aerospace amp; Defense                 Industrial Conglomerates
Air Freight amp; Couriers              Insurance
Airlines                               Internet amp; Catalog Retail
Asset Backed Securities                Internet amp; Software amp; Services
Auto Components                        IT Services
Automobiles                            Leasing amp; Factoring
Beverages                              Leisure Equipment amp; Products
Biotechnology                          Machinery
Broker-Dealer                          Marine
Building Products                      Media
Capital Markets                        Metals amp; Mining
Chemicals                              Multiline Retail
Commercial Banks                       Multi-Utilities
Commercial Finance                     Municipal
Commercial Services amp; Supplies      Office Electronics
Communications Equipment               Oil amp; Gas
Computers amp; Peripherals             Paper amp; Forest Products
Construction amp; Engineering          Personal Products
Construction Materials                 Pharmaceuticals
Consulting amp; Services               Real Estate
Consumer Finance                       Repurchase Agreements
Containers amp; Packaging              Road amp; Rail
Distributors                           Semiconductor and Semiconductor Equipment
Diversified Financial Services         Software
Diversified Telecommunication          Special Purpose Financial
Electric Utilities                     Specialty Retail
Electrical Equipment                   Textiles, Apparel amp; Luxury Goods
Electronic Equipment amp; Instruments  Thrifts amp; Mortgage Finance
Energy Equipment amp; Services         Tobacco
Food amp; Drug Retailing               Trading Companies amp; Distributors
Food Products                          Transportation Infrastructure
Foreign Government                     U.S. Government Agencies-Full Faith and Credit
Gas Utilities                          U.S. Government Agencies-Government Sponsored
                                       Enterprises
Health Care Equipment amp; Supplies    U.S. Government Instrumentalities
Health Care Providers amp; Services    U.S. Government Obligations
Hotels Restaurants amp; Leisure        Water Utilities
Household Durables                     Wireless Transportation Services
Household Products

                                  Appendix C

    INDUSTRY CLASSIFICATIONS (all Funds except Oppenheimer Money Fund/VA)

Aerospace amp; Defense                 Household Products
Air Freight amp; Couriers              Industrial Conglomerates
Airlines                            Insurance
Auto Components                     Internet amp; Catalog Retail
Automobiles                         Internet Software amp; Services
Beverages                           IT Services
Biotechnology                       Leisure Equipment amp; Products
Building Products                   Machinery
Chemicals                           Marine
Consumer Finance                    Media
Commercial Banks                    Metals amp; Mining
Commercial Services amp; Supplies      Multiline Retail
Communications Equipment            Multi-Utilities
Computers amp; Peripherals             Office Electronics
Construction amp; Engineering          Oil amp; Gas
Construction Materials              Paper amp; Forest Products
Containers amp; Packaging              Personal Products
Distributors                        Pharmaceuticals
Diversified Financial Services      Real Estate
Diversified Telecommunication       Road amp; Rail
Services
Electric Utilities                  Semiconductors and Semiconductor
                                    Equipment
Electrical Equipment                Software
Electronic Equipment amp; Instruments  Specialty Retail
Energy Equipment amp; Services         Textiles, Apparel amp; Luxury Goods
Food amp; Staples Retailing            Thrifts amp; Mortgage Finance
Food Products                       Tobacco
Gas Utilities                       Trading Companies amp; Distributors
Health Care Equipment amp; Supplies    Transportation Infrastructure
Health Care Providers amp; Services    Water Utilities
Hotels Restaurants amp; Leisure        Wireless Telecommunication Services
Household Durables

                                  Appendix D

Major Shareholders. As of March 31, 2005 the total number of shares outstanding, and the number of shares and approximate percentage of Fund shares held of record by separate accounts of the following insurance companies (and their respective subsidiaries) and by OppenheimerFunds, Inc.
("OFI") were as follows. ["*" indicates less than 5% of the outstanding shares of that fund or class]:

Oppenheimer Variable Account
Funds
(consisting of 11 separate       Total Shares              Allmerica  Allstate
Funds)                            in the fund    Allianz   Financial  Financial
Aggressive Growth Fund/VA        26,781,056.324          *          *         *
Non-Service Shares

Aggressive Growth Fund/VA           603,238.283          *          *         *
Service Shares

Balanced Fund/VA                 32,450,812.347          *          *         *
Non-Service Shares

Balanced Fund/VA                  4,077,834.698          * 580,503.917        *
Service Shares
                                                               14.24%
Capital Appreciation Fund/VA     46,827,565.765          *                    *
Non-Service Shares

Capital Appreciation Fund/VA      7,385,080.732          * 507,274.107        *
Service Shares
                                                                6.87%
Core Bond Fund/VA                44,017,325.636          *          *         *
Non-Service Shares

Core Bond Fund/VA                   468,185.238          *          *         *
Service Shares

Global Securities Fund/VA        85,501,337.512 8,215,672.743       *         *
Non-Service Shares
                                                     9.61%
Global Securities Fund/VA        12,805,429.819          * 1,162,413.377      *
Service Shares
                                                                9.08%
Global Securities Fund/VA         9,613,031.055          *          *         *
Class 3 shares

Global Securities Fund/VA         1,625,936.088          *          *         *
Class 4 shares

High Income Fund/VA              54,637,269.586 5,310,746.846       *         *
Non-Service Shares
                                                     9.72%
High Income/VA                   15,825,669.459          * 3,367,162.723      *
Service Shares
                                                               21.28%
Main Street Fund/VA              58,105,140.430 9,063,829.785       *         *
Non-Service Shares
                                                    15.60%
Main Street Fund/VA              19,831,863.824          *          *         *
Service Shares

Main Street Small Cap Fund/VA     2,527,035.289          *          * 282,588.373
Non-Service Shares
                                                                         11.18%
Main Street Small Cap Fund/VA    11,988,173.961          *          *         *
Service Shares

Money Fund/VA                   189,404,895.300          *          *         *
Non-Service Shares

Strategic Bond Fund/VA          125,859,150.212          *          *         *
Non-Service Shares
                                              *
Strategic Bond Fund/VA           58,844,095.379          *          *         *
Service Shares
                                              *
Value Fund/VA                                 *          *          *         *
Non-Service Shares

Oppenheimer Variable Account
Funds                            Allstate
(consisting of 11 separate         Life     Allstate Life   American    American
Funds)                             of NY      Ins. Co.      Express     General
Aggressive Growth Fund/VA                 *             *            *          *
Non-Service Shares

Aggressive Growth Fund/VA        53,788.546   334,387.046            *          *
Service Shares
                                      8.92%        55.43%
Balanced Fund/VA                          *             *            *          *
Non-Service Shares

Balanced Fund/VA                337,941.382 2,218,853.805            *          *
Service Shares
                                      8.29%        54.41%
Capital Appreciation Fund/VA              *             *            *          *
Non-Service Shares

Capital Appreciation Fund/VA              * 1,218,973.166  891,053.502          *
Service Shares
                                                   16.51%       12.07%
Core Bond Fund/VA                         *             *            *          *
Non-Service Shares

Core Bond Fund/VA                87,130.170   156,817.619            *          *
Service Shares
                                     18.61%        33.49%
Global Securities Fund/VA                 *             *            *          *
Non-Service Shares

Global Securities Fund/VA                 *   971,431.913            *          *
Service Shares
                                                    7.59%
Global Securities Fund/VA                 *             *            *          *
Class 3 shares

Global Securities Fund/VA                 *             *            *          *
Class 4 shares

High Income Fund/VA                       *             *            *          *
Non-Service Shares

High Income/VA                  906,702.112 4,130,160.942            *          *
Service Shares
                                      5.73%        26.10%
Main Street Fund/VA                       *             *            *          *
Non-Service Shares

Main Street Fund/VA                       * 2,895,841.007            *          *
Service Shares
                                                   14.60%
Main Street Small Cap Fund/VA   144,181.237             *            * 318,185.813
Non-Service Shares
                                      5.71%                                12.59%
Main Street Small Cap Fund/VA             * 1,961,925.917  687,171.522          *
Service Shares
                                                   16.37%        5.73%
Money Fund/VA                             *             *            *          *
Non-Service Shares

Strategic Bond Fund/VA                    *             *            *          *
Non-Service Shares

Strategic Bond Fund/VA          2,946,934.2716,581,698.96813,363,031.431        *
Service Shares
                                      5.01%        28.18%       22.71%
Value Fund/VA                             *             *            *          *
Non-Service Shares

Oppenheimer Variable Account
Funds
(consisting of 11 separate                    Security
Funds)                              Cuna      Benefit        GE        IDS Life
Aggressive Growth Fund/VA                  *          * 2,424,195.293           *
Non-Service Shares
                                                               9.05%
Aggressive Growth Fund/VA                  *          *  153,225.794            *
Service Shares
                                                              25.40%
Balanced Fund/VA                           *          * 5,106,237.963           *
Non-Service Shares
                                                              15.74%
Balanced Fund/VA                           *          *  892,969.487            *
Service Shares
                                                              21.90%
Capital Appreciation Fund/VA               *          * 4,617,366.648           *
Non-Service Shares
                                                               9.86%
Capital Appreciation Fund/VA               *          *  489,562.758            *
Service Shares
                                                               6.63%
Core Bond Fund/VA                          *          * 7,724,610.929           *
Non-Service Shares
                                                              17.55%
Core Bond Fund/VA                          *          *            *            *
Service Shares

Global Securities Fund/VA                  *          *            *            *
Non-Service Shares

Global Securities Fund/VA                  *          * 3,821,670.8281,340,540.525
Service Shares
                                                              29.84%       10.47%
Global Securities Fund/VA                  *          *            *            *
Class 3 shares

Global Securities Fund/VA                  *          *            *            *
Class 4 shares

High Income Fund/VA             8,829,384.258         * 10,661,396.170          *
Non-Service Shares
                                      16.16%                  19.51%
High Income/VA                             *          *            *            *
Service Shares

Main Street Fund/VA                        *          *            *            *
Non-Service Shares

Main Street Fund/VA                        *          * 3,283,512.159           *
Service Shares
                                                              16.56%
Main Street Small Cap Fund/VA              *          *            *            *
Non-Service Shares

Main Street Small Cap Fund/VA              * 622,924.0381,818,115.0151,616,514.898
Service Shares
                                                  5.20%       15.17%       13.48%
Money Fund/VA                              *          *            *            *
Non-Service Shares

Strategic Bond Fund/VA                     *          *            *            *
Non-Service Shares

Strategic Bond Fund/VA                     *          *            * 15,954,272.458
Service Shares
                                                                           27.11%
Value Fund/VA                              *          *            *            *
Non-Service Shares

Oppenheimer Variable Account
Funds
(consisting of 11 separate                                Lincoln        Mass
Funds)                              ING        Kemper     Benefit       Mutual
Aggressive Growth Fund/VA                  *          *            * 14,626,387.364
Non-Service Shares
                                                                            54.61%
Aggressive Growth Fund/VA                  *          *            *             *
Service Shares

Balanced Fund/VA                           *          *            * 10,415,229.884
Non-Service Shares
                                                                            32.10%
Balanced Fund/VA                           *          *            *             *
Service Shares

Capital Appreciation Fund/VA               *          *            * 13,747,926.263
Non-Service Shares
                                                                            29.36%
Capital Appreciation Fund/VA               *          *            *             *
Service Shares

Core Bond Fund/VA                          *          *            * 17,530,992.366
Non-Service Shares
                                                                            39.83%
Core Bond Fund/VA                          *          *            *             *
Service Shares

Global Securities Fund/VA       17,116,243.379        *            * 33,858,537.926
Non-Service Shares
                                      20.02%                                39.60%
Global Securities Fund/VA                  * 922,694.041           *             *
Service Shares
                                                  7.21%
Global Securities Fund/VA                  *          *            *             *
Class 3 shares

Global Securities Fund/VA                  *          *            *             *
Class 4 shares

High Income Fund/VA                        *          *            * 21,145,084.899
Non-Service Shares
                                                                            38.70%
High Income/VA                             *          *            *             *
Service Shares

Main Street Fund/VA             3,534,160.562         *            * 15,947,530.795
Non-Service Shares
                                       6.08%                                27.45%
Main Street Fund/VA                        *          *            *             *
Service Shares

Main Street Small Cap Fund/VA              *          *            *   994,605.123
Non-Service Shares
                                                                            39.36%
Main Street Small Cap Fund/VA              * 601,227.6222,767,597.168            *
Service Shares
                                                  5.02%       23.09%
Money Fund/VA                              *          *            * 151,541,495.820
Non-Service Shares
                                                                            80.01%
Strategic Bond Fund/VA          24,709,486.581        *            * 75,791,209.495
Non-Service Shares
                                      19.63%                                60.22%
Strategic Bond Fund/VA                     *          *            *             *
Service Shares

Value Fund/VA                              *          *            *             *
Non-Service Shares

Oppenheimer Variable Account
Funds
(consisting of 11 separate        Merrill     Minnesota      MONY
Funds)                             Lynch         Life        Life      Nationwide
Aggressive Growth Fund/VA                  *            *           * 7,166,013.071
Non-Service Shares
                                                                            26.76%
Aggressive Growth Fund/VA                  *            *           *
Service Shares

Balanced Fund/VA                2,298,787.985           *           * 11,465,669.286
Non-Service Shares
                                       7.08%                                35.33%
Balanced Fund/VA                           *            *           *            *
Service Shares

Capital Appreciation Fund/VA               *            *           * 21,898,855.207
Non-Service Shares
                                                                            46.76%
Capital Appreciation Fund/VA               *            *           * 2,050,675.390
Service Shares
                                                                            27.77%
Core Bond Fund/VA                          *            *           * 16,132,965.875
Non-Service Shares
                                                                            36.65%
Core Bond Fund/VA                          *            *           *            *
Service Shares

Global Securities Fund/VA                  *            *           * 22,231,333.933
Non-Service Shares
                                                                            26.00%
Global Securities Fund/VA                  *            * 1,016,583.121,313,346.600
Service Shares
                                                                7.94%       10.26%
Global Securities Fund/VA                  *            *           * 9,613,031.055
Class 3 shares
                                                                           100.00%
Global Securities Fund/VA                  *            *           * 1,625,936.088
Class 4 shares
                                                                           100.00%
High Income Fund/VA                        *            *           *            *
Non-Service Shares

High Income/VA                             * 2,783,539.293          * 3,063,180.015
Service Shares
                                                   17.59%                   19.36%
Main Street Fund/VA                        *            *           * 22,312,739.087
Non-Service Shares
                                                                            38.40%
Main Street Fund/VA                        *            *           * 3,084,943.221
Service Shares
                                                                            15.56%
Main Street Small Cap Fund/VA              *            *           *  460,703.579
Non-Service Shares
                                                                            18.23%
Main Street Small Cap Fund/VA              *            *           *  932,149.856
Service Shares
                                                                             7.78%
Money Fund/VA                   16,161,004.130          *           *            *
Non-Service Shares
                                       8.53%
Strategic Bond Fund/VA                     *            *           *            *
Non-Service Shares

Strategic Bond Fund/VA                     *            *           * 4,692,183.731
Service Shares
                                                                             7.97%
Value Fund/VA                              *            *           *            *
Non-Service Shares

Oppenheimer Variable Account
Funds
(consisting of 11 separate                                SunLife
Funds)                           Protective     Sage     Financial    Travelers
Aggressive Growth Fund/VA                  *          *            *           *
Non-Service Shares

Aggressive Growth Fund/VA                  *          *            *           *
Service Shares

Balanced Fund/VA                           *          *            *           *
Non-Service Shares

Balanced Fund/VA                           *          *            *           *
Service Shares

Capital Appreciation Fund/VA               *          *            *           *
Non-Service Shares

Capital Appreciation Fund/VA               *          *  874,085.538 520,990.307
Service Shares
                                                              11.84%       7.05%
Core Bond Fund/VA                          *          *            *           *
Non-Service Shares

Core Bond Fund/VA                          * 224,237.449           *           *
Service Shares
                                                 47.90%
Global Securities Fund/VA                  *          *            *           *
Non-Service Shares

Global Securities Fund/VA                  *          *            *           *
Service Shares

Global Securities Fund/VA                  *          *            *           *
Class 3 shares

Global Securities Fund/VA                  *          *            *           *
Class 4 shares

High Income Fund/VA                        *          *            *           *
Non-Service Shares

High Income/VA                             *          *            *           *
Service Shares

Main Street Fund/VA             3,261,298.056         *            *           *
Non-Service Shares
                                       5.61%
Main Street Fund/VA                        *          * 7,268,178.7681,136,163.499
Service Shares
                                                              36.65%       5.73%
Main Street Small Cap Fund/VA              *          *            *           *
Non-Service Shares

Main Street Small Cap Fund/VA              *          *            *           *
Service Shares

Money Fund/VA                   15,365,629.760        *            *           *
Non-Service Shares
                                       8.11%
Strategic Bond Fund/VA          17,993,662.069        *            *           *
Non-Service Shares
                                      14.30%
Strategic Bond Fund/VA                     *          *            *           *
Service Shares

Value Fund/VA                              *          *            *           *
Non-Service Shares

------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
------------------------------------------------------------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.981.2871

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York 11245

Independent Registered Public Accounting Firm
      Deloitte amp; Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams amp; Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Bell, Boyd amp; Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602

(logo)
PXOVAF.001.0405

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS

                                  FORM N-1A

                                    PART C

                              OTHER INFORMATION

Item 23. Exhibits
-----------------

(a)   Sixteenth  Amended and  Restated  Declaration  of Trust  dated  4/29/05:
      Previously  filed  with  Registrant's  Post-Effective  Amendment  No. 44
      (2/25/05), and incorporated herein by reference.

(b)   Amended  By-Laws  dated  10/24/00:  Previously  filed with  Registrant's
      Post-Effective  Amendment No. 36 (4/17/01),  and incorporated  herein by reference.

(c)

      (i)   Oppenheimer  Aggressive Growth Fund/VA  Non-Service Class Specimen
            Share    Certificate:    Previously   filed   with    Registrant's
            Post-Effective   Amendment  No.  37  (4/24/02),  and  incorporated
            herein by reference.
(ii)  Oppenheimer  Aggressive  Growth  Fund/VA  Service Class  Specimen  Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(iii) Oppenheimer   Balanced   Fund/VA   Non-Service   Class   Specimen  Share
            Certificate: Filed herewith.
(iv)  Oppenheimer  Balanced Fund/VA Service Class Specimen Share  Certificate:
            Filed herewith.
(v)   Oppenheimer  Capital  Appreciation  Fund/VA  Non-Service  Class Specimen
            Share    Certificate:    Previously   filed   with    Registrant's
            Post-Effective   Amendment  No.  37  (4/24/02),  and  incorporated
            herein by reference.
(vi)  Oppenheimer  Capital  Appreciation  Fund/VA Service Class Specimen Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(vii) Oppenheimer   Core  Bond  Fund/VA   Non-Service   Class  Specimen  Share
            Certificate: Filed herewith.
(viii)      Oppenheimer   Core  Bond  Fund/VA  Service  Class  Specimen  Share
            Certificate: Filed herewith.
(ix)  Oppenheimer Global Securities  Fund/VA  Non-Service Class Specimen Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(x)   Oppenheimer  Global  Securities  Fund/VA  Service Class  Specimen  Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xi)  Oppenheimer   Global   Securities   Fund/VA   Class  3  Specimen   Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 40 (2/11/03), and incorporated herein by reference.
(xii) Oppenheimer   Global   Securities   Fund/VA   Class  4  Specimen   Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 42 (2/11/04), and incorporated herein by reference.
(xiii)      Oppenheimer High Income Fund/VA  Non-Service  Class Specimen Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xiv) Oppenheimer   High  Income   Fund/VA   Service  Class   Specimen   Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xv)  Oppenheimer  Main  Street  Fund/VA   Non-Service  Class  Specimen  Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 41 (4/28/03) and incorporated herein by reference.
(xvi) Oppenheimer   Main  Street   Fund/VA   Service  Class   Specimen   Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 41 (4/28/03) and incorporated herein by reference.
(xvii)      Oppenheimer  Main  Street  Small  Cap  Fund/VA  Non-Service  Class
            Specimen Share  Certificate:  Previously  filed with  Registrant's
            Post-Effective   Amendment  No.  37  (4/24/02),  and  incorporated
            herein by reference.
(xviii)     Oppenheimer  Main Street Small Cap Fund/VA  Service Class Specimen
            Share    Certificate:    Previously   filed   with    Registrant's
            Post-Effective   Amendment  No.  37  (4/24/02),  and  incorporated
            herein by reference.
(xix) Oppenheimer Money Fund/VA  Non-Service Class Specimen Share Certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(xx)  Oppenheimer  Money Fund/VA  Service Class  Specimen  Share  Certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            37 (4/24/02), and incorporated herein by reference.
(xxi) Oppenheimer  Strategic  Bond Fund/VA  Non-Service  Class  Specimen Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xxii)      Oppenheimer  Strategic  Bond Fund/VA  Service Class Specimen Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xxiii)     Oppenheimer   Value   Fund/VA   Service   Class   Specimen   Share
            Certificate:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 38 (10/08/02), and incorporated herein by reference.

(d)

(i)   Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Aggressive  Growth  Fund/VA dated 1/1/05:  Previously  filed
            with   Registrant's    Post-Effective   Amendment   No.   44
            (2/25/05), and incorporated herein by reference.
(ii)  Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Balanced   Fund/VA  dated  1/1/05:   Previously  filed  with
            Registrant's  Post-Effective Amendment No. 44 (2/25/05), and
            incorporated herein by reference.
(iii) Amended and Restated  Investment Advisory Agreement for Oppenheimer Bond
            Fund/VA dated  1/1/05:  Previously  filed with  Registrant's
            Post-Effective  Amendment No. 44 (2/25/05), and incorporated herein by reference.
(iv)  Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Capital Appreciation Fund/VA dated 1/1/05:  Previously filed
            with   Registrant's    Post-Effective   Amendment   No.   44
            (2/25/05), and incorporated herein by reference.
(v)   Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Global  Securities  Fund/VA dated 1/1/05:  Previously  filed
            with   Registrant's    Post-Effective   Amendment   No.   44
            (2/25/05), and incorporated herein by reference.
(vi)  Amended and Restated  Investment Advisory Agreement for Oppenheimer High
            Income   Fund/VA   dated  1/1/05:   Previously   filed  with
            Registrant's  Post-Effective Amendment No. 44 (2/25/05), and
            incorporated herein by reference.
(vii) Amended and Restated  Investment Advisory Agreement for Oppenheimer Main
            Street   Fund/VA   dated  1/1/05:   Previously   filed  with
            Registrant's  Post-Effective Amendment No. 44 (2/25/05), and
            incorporated herein by reference.
(viii)      Amended   and   Restated   Investment   Advisory   Agreement   for
            Oppenheimer  Main  Street  Small Cap Fund/VA  dated  1/1/05:
            Previously filed with Registrant's  Post-Effective Amendment
            No. 44 (2/25/05), and incorporated herein by reference.
(ix)  Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Money   Fund/VA   dated   1/1/05:   Previously   filed  with
            Registrant's  Post-Effective Amendment No. 44 (2/25/05), and
            incorporated herein by reference.
(x)   Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Strategic Bond Fund/VA dated 1/1/05:  Previously  filed with
            Registrant's  Post-Effective Amendment No. 44 (2/25/05), and
            incorporated herein by reference.
(xi)  Amended and  Restated  Investment  Advisory  Agreement  for  Oppenheimer
            Value   Fund/VA   dated   1/1/05:   Previously   filed  with
            Registrant's  Post-Effective Amendment No. 44 (2/25/05), and
            incorporated herein by reference.

(e)

(i)   General  Distributors   Agreement  for  Service  shares  of  Oppenheimer
            Aggressive Growth Fund/VA dated 5/1/98:  Filed with Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.

(ii)  General  Distributors  Agreement for Service shares of Oppenheimer  Bond
            Fund/VA dated 5/1/98:  Filed with Post-Effective  Amendment No. 32
            (4/29/98), and incorporated herein by reference.
(iii) General  Distributors   Agreement  for  Service  shares  of  Oppenheimer
            Capital    Appreciation   Fund/VA   dated   5/1/98:   Filed   with
            Post-Effective   Amendment  No.  32  (4/29/98),  and  incorporated
            herein by reference.

(iv)  General Distributors  Agreement for Service shares of Oppenheimer Global
            Securities  Fund/VA  dated  5/1/98:   Filed  with   Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.

(v)   General  Distributors  Agreement for Service shares of Oppenheimer  High
            Income Fund/VA dated 5/1/98:  Filed with Post-Effective  Amendment
            No. 32 (4/29/98), and incorporated herein by reference.

(vi)  General  Distributors  Agreement for Service shares of Oppenheimer  Main
            Street  Growth  amp;  Income   Fund/VA   dated  5/1/98:   Filed  with
            Post-Effective  Amendment 32 (4/29/98), and incorporated herein by reference.
(vii) General  Distributors  Agreement for Service shares of Oppenheimer  Main
            Street Small Cap Fund/VA dated 5/1/98:  Filed with  Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(viii)      General  Distributors  Agreement for Service shares of Oppenheimer
            Money Fund/VA dated 5/1/98:  Filed with  Post-Effective  Amendment
            No. 32 (4/29/98), and incorporated herein by reference.

(ix)  General  Distributors   Agreement  for  Service  shares  of  Oppenheimer
            Multiple    Strategies   Fund/VA   dated   5/1/98:    Filed   with
            Post-Effective   Amendment  No.  32  (4/29/98),  and  incorporated
            herein by reference.
      (x)   General  Distributors  Agreement for Service shares of Oppenheimer
            Strategic  Bond Fund/VA  dated 5/1/98:  Filed with  Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
      (xi)  General  Distributors  Agreement for Service shares of Oppenheimer
            Value   Fund/VA   dated   10/22/02:    Filed   with   Registrant's
            Post-Effective   Amendment  No.  39  (12/20/02)  and  incorporated
            herein by reference.

(f)   Form    of    Deferred     Compensation     Plan    for    Disinterested
      Trustees/Directors:  Previously filed with Post-Effective  Amendment No.
      40 to the  Registration  Statement of Oppenheimer  High Yield Fund (Reg.
      No. 2-62076), 10/27/98, and incorporated herein by reference.

(g)

      (i)   Global Custody Agreement dated August 16, 2002 between  Registrant and JP Morgan  Chase  Bank:  Previously  filed  with  Registrant's
            Post-Effective   Amendment  No.  41  (4/28/03),  and  incorporated
            herein by reference.

      (ii)  Amendment  dated October 2, 2003 to the Global  Custody  Agreement
            dated  August  16,  2002:   Previously  filed  with  Pre-Effective
            Amendment  No.  1 to the  Registration  Statement  of  Oppenheimer
            Principal  Protected  Trust II  (Reg.  333-108093),  11/6/03,  and
            incorporated herein by reference.

(h)   Not applicable.

(i)
(i)   Opinion  and Consent of Counsel  dated  3/14/85:  Previously  filed with
            Registrant's  Pre-Effective  Amendment  No. 1  (3/20/85),  refiled
            with  Registrant's   Post-Effective  Amendment  No.  27  (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(ii)  Opinion  and Consent of Counsel  dated  4/28/86:  Previously  filed with
            Registrant's  Post-Effective  Amendment  No. 5 (8/12/86),  refiled
            with  Registrant's   Post-Effective  Amendment  No.  27  (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(iii) Opinion  and Consent of Counsel  dated  7/31/86:  Previously  filed with
            Registrant's  Post-Effective  Amendment  No. 5 (8/12/86),  refiled
            with  Registrant's   Post-Effective  Amendment  No.  27  (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(iv)  Opinion  and Consent of Counsel  dated  1/21/87:  Previously  filed with
            Registrant's  Post-Effective  Amendment  No. 7  (2/6/87),  refiled with  Registrant's  Post-Effective  Amendment  No.  27  (4/27/95),
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(v)   Opinion and Consent of Counsel  dated July 31,  1990:  Previously  filed with  Registrant's  Post-Effective  Amendment  No.  15  (9/19/90),
            refiled  with   Registrant's   Post-Effective   Amendment  No.  27
            (4/27/95)   pursuant   to  Item  102  of   Regulation   S-T,   and
            incorporated herein by reference.
(vi)  Opinion and Consent of Counsel  dated April 23, 1993:  Previously  filed with  Registrant's  Post-Effective  Amendment  No.  22  (4/30/93),
            refiled  with   Registrant's   Post-Effective   Amendment  No.  27
            (4/27/95)   pursuant   to  Item  102  of   Regulation   S-T,   and
            incorporated herein by reference.
(vii) Opinion  and  Consent  of  Counsel  dated  April 18,  1995:  Filed  with
            Post-Effective   Amendment  No.  29  (4/22/96),  and  incorporated
            herein by reference.
(viii)      Opinion  and  Consent  of Counsel  dated May 1,  1998:  Previously
            filed   with   Registrant's   Post-Effective   Amendment   No.  35
            (4/26/00), and incorporated herein by reference.

(ix)  Opinion and Consent of Counsel dated 12/20/02: Filed herewith

(j)   Independent Registered Public Accounting Firm's Consent: Filed herewith.

(k)   Not applicable.

(l)   Investment  Letter dated 3/14/85 from Monarch Life Insurance  Company to
      Registrant:  Previously filed with Registrant's Post-Effective Amendment
      No. 37 (4/24/02), and incorporated herein by reference.

(m)

(i)   Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares of  Oppenheimer  Aggressive  Growth  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.

(ii)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares  of   Oppenheimer   Bond  Fund/VA  dated  2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            35 (4/26/00), and incorporated herein by reference.
(iii) Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of Oppenheimer Capital  Appreciation  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.

(iv)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares of  Oppenheimer  Global  Securities  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(v)   Oppenheimer   Global  Securities   Fund/VA  Class  4  Service  Plan  and
            Agreement  dated  5/1/04:   Previously  filed  with   Registrant's
            Post-Effective Amendment No. 42 (2/11/04): Refiled herewith.

(vi)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of  Oppenheimer  High Income Fund/VA dated 2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            35 (4/26/00), and incorporated herein by reference.
      (vii) Amended and Restated  Distribution  and Service Plan and Agreement
            for Service  shares of  Oppenheimer  Main  Street  Growth amp; Income
            Fund/VA  dated  2/29/00:   Previously   filed  with   Registrant's
            Post-Effective   Amendment  No.  35  (4/26/00),  and  incorporated
            herein by reference.
(viii)      Amended and Restated  Distribution  and Service Plan and Agreement
            for Service  shares of  Oppenheimer  Main Street Small Cap Fund/VA dated 2/29/00:  Previously filed with Registrant's  Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.

      (ix)  Amended and Restated  Distribution  and Service Plan and Agreement
            for Service  shares of  Oppenheimer  Money Fund/VA dated  2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No.
            35 (4/26/00), and incorporated herein by reference.
(x)   Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service shares of Oppenheimer  Multiple  Strategies  Fund/VA dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(xi)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
            Service  shares  of  Oppenheimer   Strategic  Bond  Fund/VA  dated
            2/29/00:   Previously  filed  with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(xii) Distribution  and  Service  Plan and  Agreement  for  Service  shares of
            Oppenheimer   Value   Fund  /VA   dated   10/22/02:   Filed   with
            Registrant's   Post-Effective  Amendment  No.  39  (12/20/02)  and
            incorporated herein by reference.

(n)   Oppenheimer  Funds Multiple Class Plan under Rule 18f-3 updated  through
      9/15/04:  Previously filed with  Post-Effective  Amendment No. 24 to the
      Registration   Statement  of   Oppenheimer   Cash  Reserves   (Reg.  No.
      33-23223), 9/27/04, and incorporated herein by reference.

(o)   Powers    of    Attorney    dated    December    13,    2004   for   all
      Trustees/Directors/Managing  General  Partners and Officers:  Previously
      filed with Registrant's  Post-Effective  Amendment No. 44 (2/25/05), and
      incorporated herein by reference.

(p)   Amended  and  Restated  Code of Ethics of the  Oppenheimer  Funds  dated
      February  1, 2005  under  Rule 17j-1 of the  Investment  Company  Act of
      1940:  Previously  filed  with the  Initial  Registration  Statement  of
      Oppenheimer  Dividend Growth Fund (Reg. No.  333-122902),  2/18/05,  and
      incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 25. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of  Registrant's  Amended and Restated  Declaration of Trust filed as Exhibit 23(a) to this Registration
Statement, and incorporated herein by reference.

Insofar as  indemnification  for liabilities  arising under the Securities Act of 1933 may be  permitted to trustees,  officers  and  controlling  persons of
Registrant pursuant to the foregoing  provisions or otherwise,  Registrant has been advised  that in the opinion of the  Securities  and Exchange  Commission such  indemnification  is against public policy as expressed in the Securities
Act of 1933 and is,  therefore,  unenforceable.  In the event that a claim for
indemnification   against  such   liabilities   (other  than  the  payment  by
Registrant of expenses  incurred or paid by a trustee,  officer or controlling person  of  Registrant  in the  successful  defense  of any  action,  suit  or proceeding)  is  asserted  by such  trustee,  officer or  controlling  person,
Registrant  will,  unless in the  opinion of its  counsel  the matter has been
settled  by   controlling   precedent,   submit  to  a  court  of  appropriate
jurisdiction  the  question  whether  such  indemnification  by it is  against public policy as expressed in the  Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser
-------------------------------------------------------------------

(a)   OppenheimerFunds,  Inc. is the investment adviser of the Registrant;  it and certain  subsidiaries  and  affiliates  act in the same  capacity to other investment companies,  including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)   There  is  set  forth  below  information  as  to  any  other  business, profession,  vocation  or  employment  of a  substantial  nature in which each officer and director of  OppenheimerFunds,  Inc. is, or at any time during the past two fiscal  years has been,  engaged  for  his/her  own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------------------
Name  and   Current   Position
with OppenheimerFunds, Inc.    Other Business and Connections During the Past
                               Two Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lizbeth Aaron-DiGiovanni,      Formerly  Vice  President  (April 2000) and First
Vice President                 Vice  President   (February  2003-July  2004)  of
                               Citigroup Global Markets Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy L. Abbuhl,             Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Emeline S. Adwers,             None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Agan,                   Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.,  Shareholder Financial Services,  Inc., OFI
                               Private  Investments,  Inc. and Centennial  Asset
                               Management Corporation;  Senior Vice President of
                               Shareholders Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carl Algermissen,              Formerly  Associate  Counsel and Legal Compliance
Assistant Vice President amp;     Officer at Great  West-Life  amp; Annuity  Insurance
Associate Counsel              Co.  (February  2004-October  2004);   previously
                               with   INVESCO    Funds   Group,    Inc.    (June
                               1993-December  2003),  most  recently  as  Senior
                               Staff Attorney.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Amato,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik Anderson,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Tracey Beck Apostolopoulos,    None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante,             Secretary     (since     December    2001)    of:
Vice President amp; Secretary     OppenheimerFunds  Distributor,  Inc.,  Centennial
                               Asset   Management    Corporation,    Oppenheimer
                               Partnership  Holdings,   Inc.,  Oppenheimer  Real
                               Asset  Management,  Inc.,  Shareholder  Financial
                               Services,  Inc.,  Shareholder Services,  Inc. and
                               OppenheimerFunds  Legacy Program;  (since January
                               2005)   of    Trinity    Investment    Management
                               Corporation.  Secretary  (since  June  2003)  of:
                               HarbourView  Asset  Management  Corporation,  OFI
                               Private  Investments,  Inc. and OFI Institutional
                               Asset  Management,   Inc.   Assistant   Secretary
                               (since December 2001) of OFI Trust Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hany S. Ayad,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Baker,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Banta,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joanne Bardell,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Baum,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeff Baumgartner,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lalit K. Behal                 Assistant    Secretary   of   HarbourView   Asset
Assistant Vice President       Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert,             Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gerald Bellamy,                Assistant  Vice  President  of OFI  Institutional
Assistant Vice President       Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik S. Berg,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert Bertucci                None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rajeev Bhaman,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig Billings,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Binning,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Bishop,              Treasurer     (since     October     2003)     of
Vice President                 OppenheimerFunds     Distributor,     Inc.    and
                               Centennial Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John R. Blomfield,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa I. Bloomberg,             Formerly   First  Vice  President  and  Associate
Vice President amp; Associate     General  Counsel of UBS  Financial  Services Inc.
Counsel                        (May 1999-May 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Veronika Boesch,               Formerly  (until  February  2004) an  independent
Assistant Vice President       consultant/coach in organizational development.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chad Boll,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Antulio N. Bomfim,             A  senior  economist  with  the  Federal  Reserve
Vice President                 Board (June 1992-October 2003).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John C. Bonnell,               Vice  President of  Centennial  Asset  Management
Vice President                 Corporation.  Formerly  a  Portfolio  Manager  at
                               Strong Financial Corporation (May 1999-May 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle Borre Massick,        None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lori E. Bostrom,               Formerly Vice President and Corporate  Counsel at
Vice President amp; Senior        Prudential   Financial   Inc.   (October  2002  -
Counsel                        November 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Lisa Bourgeois,                Assistant    Vice    President   of   Shareholder
Assistant Vice President       Services, Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Boydell,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Bromberg,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lowell Scott Brooks,           Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joan Brunelle,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Burke,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Burns,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Geoffrey Caan,                 Formerly  Vice  President  of ABN AMRO  NA,  Inc.
Vice President                 (June 2002-August 2003).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine Carroll,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debra Casey,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maria Castro,                  None
Assistant Vie President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Chaffee,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Chibnik,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brett Clark,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
H.C. Digby Clements,           None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter V. Cocuzza,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Gerald James Concepcion,       Formerly  (until  November 2004) an RIA Marketing
Assistant Vice President       Associate of OppenheimerFunds, Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert Corbett,                None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Cornwell,                Vice  President of  Centennial  Asset  Management
Vice President                 Corporation,   Shareholder   Financial  Services,
                               Inc. and OppenheimerFunds  Legacy Program; Senior
                               Vice President of Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott Cottier,                 None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Coulston,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie C. Cusker,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

George Curry,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Damian,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John M. Davis,                 Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig P. Dinsell,              None
Executive Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Randall C. Dishmon,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rebecca K. Dolan               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven D. Dombrower,           Senior    Vice    President    of   OFI   Private
Vice President                 Investments,     Inc.;    Vice    President    of
                               OppenheimerFunds Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Doyle,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce C. Dunbar,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Dvorak,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Edmiston,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel R. Engstrom,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Robert Erven             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Evans,               None
Senior Vice President and
Director of International
Equities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward N. Everett,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathy Faber,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Falicia,                 Assistant   Secretary   (as  of  July   2004)  of
Assistant Vice President       HarbourView Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Farrell,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Emmanuel Ferreira,             None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding,            Vice President of  OppenheimerFunds  Distributor,
Senior Vice President;         Inc.;  Director of ICI Mutual Insurance  Company;
Chairman of the Rochester      Governor of St. John's  College;  Chairman of the
Division                       Board of  Directors  of  International  Museum of
                               Photography at George Eastman House.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bradley G. Finkle,             Formerly Head of Business  Management/Proprietary
Vice President                 Distribution   at  Citigroup   Asset   Management
                               (August 1986-September 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Finley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jordan Hayes Foster,           Vice   President  of  OFI   Institutional   Asset
Vice President                 Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Foxhoven,                Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Colleen M. Franca,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Dominic Freud,                 None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan Gagliardo,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hazem Gamal,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Seth Gelman,                   Formerly  an  Associate  in the Asset  Management
Vice President                 Legal   Department   at   Goldman   Sachs  amp;  Co.
                               (February 2003-August 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Subrata Ghose,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles W. Gilbert,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip S. Gillespie,          Formerly  First Vice  President of Merrill  Lynch
Senior Vice President amp;        Investment Management (2001 to September 2004).
Deputy General Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan C. Gilston,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Glazerman,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Benjamin J. Gord,              Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and  of  OFI   Institutional   Asset

                               Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Granger,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert B. Grill,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Haley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marilyn Hall,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kelly Haney,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Hauenstein,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas B. Hayes,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dennis Hess,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph Higgins,                Vice   President  of  OFI   Institutional   Asset
Vice President                 Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dorothy F. Hirshman,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Hoelscher,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Huebl,                Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Margaret Hui,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Huttlin,                  Senior   Vice   President    (Director   of   the
Vice President                 International  Division)  (since January 2004) of
                               OFI   Institutional   Asset   Management,   Inc.;
                               Director  (since  June 2003) of  OppenheimerFunds
                               (Asia) Limited
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Corry E. Hyer,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James G. Hyland,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Steve P. Ilnitzki,             Vice President of  OppenheimerFunds  Distributor,
Senior Vice President          Inc.;   Senior  Vice  President  of  OFI  Private
                               Investments, Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kelly Bridget Ireland,         Vice   President    (since   January   2004)   of
Vice President                 OppenheimerFunds   Distributor   Inc.   Formerly,
                               Director  of  INVESCO  Distributors  Inc.  (April
                               2000-December 2003).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,              Vice   President  and   Assistant   Secretary  of
Vice President, Senior         OppenheimerFunds     Distributor,     Inc.    and
Counsel and Assistant          Shareholder  Services,  Inc.; Assistant Secretary
Secretary                      of  Centennial  Asset   Management   Corporation,
                               OppenheimerFunds  Legacy Program and  Shareholder
                               Financial Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Jaume,                 Senior  Vice  President  of   HarbourView   Asset
Vice President                 Management   Corporation  and  OFI  Institutional
                               Asset  Management,  Inc.;  Director  of OFI Trust
                               Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank V. Jennings,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Jennings,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Johnson,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Kadehjian,                Formerly Vice President,  Compensation Manager at
Assistant Vice President       The  Bank  of New  York  (November  1996-November
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Charles Kandilis,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer E. Kane,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lynn O. Keeshan,               Assistant  Treasurer of  OppenheimerFunds  Legacy
Senior Vice President          Program
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Keffer,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cristina J. Keller,            Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh,                 Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin S. Korn,                Formerly  a  Senior  Vice  President  at  Bank of
Senior Vice President          America   (Wealth   and   Investment   Management
                               Technology Group) (March 2002-August 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Kourkoulakos,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Kramer,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Kunz,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Lamentino,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John W. Land,                  Formerly  Human  Resources   Manager  at  Goldman
Assistant Vice President       Sachs (October 2000-July 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jeffrey P. Lagarce,            President  and  Chief  Marketing  Officer  of OFI
Senior Vice President          Institutional   Asset  Management,   Inc.  as  of
                               January    2005.    Formerly    Executive    Vice
                               President-Head  of Fidelity  Tax-Exempt  Services
                               Business   at   Fidelity    Investments   (August
                               1996-January 2005).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Latino,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristina Lawrence,             Formerly     Assistant    Vice    President    of
Vice President                 OppenheimerFunds,   Inc.   (November   2002-March
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gayle Leavitt,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher M. Leavy,          None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Randy Legg,                    Formerly   an   associate    with   Dechert   LLP
Assistant Vice President amp;     (September 1998-January 2004).
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Leitzinger,              Senior Vice  President of  Shareholder  Services,
Vice President                 Inc.;  Vice  President of  Shareholder  Financial
                               Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Justin Leverenz,               Formerly,   a   research/technology   analyst  at
Vice President                 Goldman Sachs, Taiwan (May 2002-May 2004)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael S. Levine,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gang Li,                       None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shanquan Li,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Lifshey,                Formerly a  Marketing  Manager at PIMCO  Advisors
Assistant Vice President       (January 2002-September 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mitchell J. Lindauer,          None
Vice President amp; Assistant
General Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bill Linden,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa B. Lischin,            Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Lolli,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel G. Loughran             None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patricia Lovett,               Vice   President   of    Shareholder    Financial
Vice President                 Services,  Inc.  and  Senior  Vice  President  of
                               Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dongyan Ma,                    Formerly  an  Assistant   Vice   President   with
Assistant Vice President       Standish   Mellon   Asset   Management   (October
                               2001-October 2003).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Macchia,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark H. Madden,                Formerly   Senior  Vice   President   and  Senior
Vice President                 Portfolio Manager with Pioneer Investments,  Inc.
                               (July 1990-July 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Magee,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Mandzij,              Formerly   Marketing   Manager   -  Sales   Force
Assistant Vice President       Marketing     (March     2003-June    2004)    of
                               OppenheimerFunds, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry Mandzij,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angelo G. Manioudakis          Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management  Corporation and of OFI  Institutional
                               Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Mattisinko,              Assistant    Secretary   of   HarbourView   Asset
Vice President amp; Associate     Management  Corporation,  OppenheimerFunds Legacy
Counsel                        Program,  OFI  Private  Investments,   Inc.,  OFI
                               Institutional Asset Management,  Inc., Centennial
                               Asset  Management  Corporation,  Oppenheimer Real
                               Asset  Management,  Inc.  and Trinity  Investment
                               Management Corporation.  Formerly an Associate at
                               Sidley  Austin Brown and Wood LLP (1995 - October
                               2003).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth McCormack,           Vice   President  and   Assistant   Secretary  of
Vice President                 HarbourView Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph McGovern,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Charles L. McKenzie,           Chairman  of the Board and  Director of OFI Trust
Senior Vice President          Company;   Chairman,   Chief  Executive  Officer,
                               Senior  Managing  Director  and  Director  of OFI
                               Institutional   Asset  Management,   Inc.;  Chief
                               Executive  Officer,  President,  Senior  Managing
                               Director  and  Director  of   HarbourView   Asset
                               Management Corporation;  Chairman,  President and
                               Director   of   Trinity   Investment   Management
                               Corporation

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucienne Mercogliano,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wayne Miao,                    Formerly an Associate  with Sidley Austin Brown amp;
Assistant Vice President and   Wood LLP (September 1999 - May 2004).
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew J. Mika,                None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nikolaos D. Monoyios,          None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Moon,                  Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and  of  OFI   Institutional   Asset
                               Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John Murphy,                   President and Management  Director of Oppenheimer
Chairman, President, Chief     Acquisition  Corp.;  President  and  Director  of
Executive Officer amp; Director   Oppenheimer   Partnership   Holdings,   Inc.  and
                               Oppenheimer   Real   Asset   Management,    Inc.;
                               Chairman  and Director of  Shareholder  Services,
                               Inc. and Shareholder  Financial  Services,  Inc.;
                               Director   of   Centennial    Asset    Management
                               Corporation,  OppenheimerFunds Distributor, Inc.,
                               Institutional  Asset  Management,  Inc.,  Trinity
                               Investment   Management   Corporation,    Tremont
                               Capital  Management,   Inc.,   HarbourView  Asset
                               Management    Corporation    and   OFI    Private
                               Investments,  Inc.;  Executive  Vice President of
                               Massachusetts   Mutual  Life  Insurance  Company;
                               Director  of  DLB  Acquisition   Corporation;   a
                               member  of  the  Investment  Company  Institute's
                               Board of Governors.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Meaghan Murphy,                Formerly  Marketing  Professional,  RFP Writer at
Assistant Vice President       JP Morgan  Fleming Asset  Management  (May 2002 -
                               October 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Suzanne Murphy,                Formerly  (until December 2003) a Vice President,
Vice President                 Senior Marketing Manager with Citigroup.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas J. Murray,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Nadler,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Nichols,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Norman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James B. O'Connell,            Formerly   a   Senior    Designer    Manager   of
Assistant Vice President       OppenheimerFunds,  Inc.  (April  2002 -  December
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Matthew O'Donnell,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John O'Hare,                   Formerly  Executive  Vice President and Portfolio
Vice President                 Manager  (June  2000 -  August  2003)  at  Geneva
                               Capital Management, Ltd.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John J. Okray,                 Formerly   Vice   President,    Head   of   Trust
Vice President                 Operations at Lehman Brothers (June  2004-October
                               2004)  prior to which  he was an  Assistant  Vice
                               President,   Director   of  Trust   Services   at
                               Cambridge Trust Company (October 2002-June 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lerae A. Palumbo,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Pellegrino,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allison C. Pells,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert H. Pemble,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lori L. Penna,                 Formerly  an RFP  Manager/Associate  at  JPMorgan
Assistant Vice President       Chase amp; Co. (June 2001-September 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Petersen,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marmeline Petion-Midy,         Formerly a Senior Financial  Analyst with General
Assistant Vice President       Motors,  NY Treasurer's  Office (July  2000-Augut
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Pfeffer,                 Senior  Vice  President  of   HarbourView   Asset
Senior Vice President and      Management   Corporation   since  February  2004.
Chief Financial Officer        Formerly,  Director and Chief  Financial  Officer
                               at   Citigroup   Asset    Management    (February
                               2000-February 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Phillips,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott Phillips,                Formerly   Vice   President   at  Merrill   Lynch
Vice President                 Investment Management (June 2000-July 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gary Pilc,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jason Pizzorusso,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Poiesz,                  Formerly  a Senior  Portfolio  Manager at Merrill
Senior Vice President, Head    Lynch (October  2002-May 2004).  Founding partner
of Growth Equity Investments   of  RiverRock,   a  hedge  fund  product   (April
                               1999-July 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey Portnoy,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raghaw Prasad,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Preuss,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jane C. Putnam,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael E. Quinn,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie S. Radtke,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Norma J. Rapini,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian N. Reid,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Marc Reinganum,                None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Reiter,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Claire Ring,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Robertson,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Antoinette Rodriguez,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacey Roode,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey S. Rosen,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacy Roth,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff,                 President   and   Director  of   OppenheimerFunds
Executive Vice President       Distributor,    Inc.   and    Centennial    Asset
                               Management Corporation;  Executive Vice President
                               of OFI Private Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Adrienne Ruffle,               Formerly an Associate  with Sidley Austin Brown amp;
Assistant Vice President and   Wood LLP (September 2002-February 2005).
Assistant Counsel

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Andrew Ruotolo,                Vice   Chairman,   Treasurer,   Chief   Financial
Executive Vice President and   Officer and  Management  Director of  Oppenheimer
Director                       Acquisition  Corp.;  President  and  Director  of
                               Shareholder   Services,   Inc.  and   Shareholder
                               Financial  Services,  Inc.;  Director  of Trinity
                               Investment  Management  Corporation  and  of  OFI
                               Trust Company.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kim Russomanno,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy Ryan,                  Formerly   a   research   analyst  in  the  large
Vice President                 equities group at Credit Suisse Asset  Management
                               (August 2001-June 2004)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rohit Sah,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Valerie Sanders,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Karen Sandler,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rudi W. Schadt,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ellen P. Schoenfeld,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maria Schulte,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott A. Schwegel,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allan P. Sedmak                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer L. Sexton,            Senior    Vice    President    of   OFI   Private
Vice President                 Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Navin Sharma,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bonnie Sherman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David C. Sitgreaves,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward James Sivigny           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Enrique H. Smith,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Louis Sortino,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith J. Spencer,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marco Antonio Spinar,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard A. Stein,              None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur P. Steinmetz,           Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer Stevens,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John P. Stoma,                 Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Stricker,              Vice President of Shareholder Services, Inc.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Deborah A. Sullivan,           Secretary of OFI Trust Company.
Vice President amp; Assistant
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan B. Switzer,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Szilagyi,             Director of Financial  Reporting  and  Compliance
Assistant Vice President       at First Data Corporation (April 2003-June 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles,                 Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Temple,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeaneen Terrio,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Toner,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith Tucker,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cameron Ullyat,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angela Uttaro,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mark S. Vandehey,              Vice President of  OppenheimerFunds  Distributor,
Senior Vice President and      Inc.,  Centennial  Asset  Management  Corporation
Chief Compliance Officer       and Shareholder  Services,  Inc.; Chief Financial
                               Officer   of   HarbourView    Asset    Management
                               Corporation,  Oppenheimer  Partnership  Holdings,
                               Inc.,  Oppenheimer Real Asset  Management,  Inc.,
                               Shareholder     Financial     Services,     Inc.,
                               OppenheimerFunds   Legacy  Program,  OFI  Private
                               Investments,  Inc.,  OFI  Trust  Company  and OFI
                               Institutional  Asset  Management,  Inc.  Formerly
                               (until    March   2004)   Vice    President    of
                               OppenheimerFunds, Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maureen Van Norstrand,         None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nancy Vann,                    Formerly  Assistant  General  Counsel  at Reserve
Vice President and Assistant   Management  Company,   Inc.  (April  to  December
Counsel                        2004);  attorney  at Sidley  Austin  Brown amp; Wood
                               LLP (October 1997 - April 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rene Vecka,                    Formerly Vice President of Shareholder  Services,
Assistant Vice President,      Inc. (September 2000-July 2003).
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Vincent Vermette,              Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor, Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip F. Vottiero,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Walsh,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa M. Ward,                Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry A. Webman,               Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher D. Weiler,         None
Vice President: Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Adam Weiner,                   None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barry D. Weiss,                Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and of Centennial  Asset  Management
                               Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Melissa Lynn Weiss,            None
Vice President amp; Associate
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christine Wells,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph J. Welsh,               Vice  President of HarbourView  Asset  Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Diederick Wermolder,           Director of  OppenheimerFunds  International Ltd.
Senior Vice President          and  OppenheimerFunds  plc  and  OppenheimerFunds
                               (Asia) Limited;  Senior Vice President  (Managing
                               Director of the  International  Division)  of OFI
                               Institutional Asset Management, Inc..

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine M. White,            Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor,   Inc.;   member  of  the   American
                               Society of Pension Actuaries (ASPA) since 1995.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annabel Whiting,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Wilby,              None
Senior Vice President and
Senior Investment Officer,
Director of Equities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna M. Winn,                 President,  Chief Executive  Officer and Director
Senior Vice President          of OFI Private  Investments,  Inc.;  Director and
                               President  of  OppenheimerFunds  Legacy  Program;
                               Senior   Vice   President   of   OppenheimerFunds
                               Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,               Treasurer   of   HarbourView   Asset   Management
Senior Vice President and      Corporation;    OppenheimerFunds    International
Treasurer                      Ltd.,  Oppenheimer  Partnership  Holdings,  Inc.,
                               Oppenheimer   Real   Asset   Management,    Inc.,
                               Shareholder    Services,     Inc.,    Shareholder
                               Financial    Services,    Inc.,    OFI    Private
                               Investments,   Inc.,  OFI   Institutional   Asset
                               Management,   Inc.,   OppenheimerFunds   plc  and
                               OppenheimerFunds  Legacy  Program;  Treasurer and
                               Chief  Financial  Officer  of OFI Trust  Company;
                               Assistant  Treasurer of  Oppenheimer  Acquisition
                               Corp.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carol E. Wolf,                 Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management  Corporation  and of Centennial  Asset
                               Management  Corporation;  serves  on the Board of
                               the Colorado Ballet.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kurt Wolfgruber,               Director  of Tremont  Capital  Management,  Inc.,
Executive Vice President,      HarbourView Asset Management  Corporation and OFI
Chief Investment Officer and   Institutional Asset Management,  Inc. (since June
Director                       2003)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Caleb C. Wong,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward C. Yoensky,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucy Zachman,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack                 General Counsel and Director of  OppenheimerFunds
Executive Vice President and   Distributor,  Inc.; General Counsel of Centennial
General Counsel                Asset   Management   Corporation;   Senior   Vice

                               President  and  General  Counsel  of  HarbourView
                               Asset    Management     Corporation    and    OFI
                               Institutional  Asset  Management,   Inc.;  Senior
                               Vice  President,  General Counsel and Director of
                               Shareholder     Financial     Services,     Inc.,
                               Shareholder    Services,    Inc.,   OFI   Private
                               Investments,  Inc.  and OFI Trust  Company;  Vice
                               President    and    Director    of    Oppenheimer
                               Partnership   Holdings,    Inc.;   Director   and
                               Assistant Secretary of  OppenheimerFunds  plc and
                               OppenheimerFunds  International  Ltd.;  Secretary
                               and General  Counsel of  Oppenheimer  Acquisition
                               Corp.;   Director  of   Oppenheimer   Real  Asset
                               Management,   Inc.  and  OppenheimerFunds  (Asia)
                               Limited);   Vice  President  of  OppenheimerFunds
                               Legacy Program.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Neal A. Zamore,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Zavanelli,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alex Zhou,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur J. Zimmer,              Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
OFI Tremont Core Strategies Hedge Fund
OFI Tremont Market Neutral Hedge Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold amp; Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund (a series of Oppenheimer
International Large-
    Cap Core Trust)
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund (a series of Oppenheimer International
Value Trust)
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal
Fund)
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series
     Active Allocation Fund
     Aggressive Investor Fund
     Conservative Investor Fund
     Moderate Investor Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer
Principal
     Protected Trust)
Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer
     Principal Protected Trust II)
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer
     Principal Protected Trust III)
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer Tremont Market Neutral Fund, LLC
Oppenheimer Tremont Opportunity Fund, LLC
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Balanced Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Core Bond Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Strategic Bond Fund/VA
     Oppenheimer Value Fund/VA
Panorama Series Fund, Inc. (4 series):
     Government Securities Portfolio
     Growth Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial
Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp.,
Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program
is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc.,
HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings,
Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI
Institutional Asset Management, Inc. and Oppenheimer Trust Company is 2 World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite
206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life
Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring
Street, Bellefonte, Pennsylvania 16823.

Item 27. Principal Underwriter
------------------------------

(a)   OppenheimerFunds   Distributor,   Inc.   is  the   Distributor   of  the
Registrant's  shares.  It is  also  the  Distributor  of  each  of  the  other registered open-end investment companies for which  OppenheimerFunds,  Inc. is
the  investment   adviser,  as  described  in  Part  A  and  Part  B  of  this
Registration  Statement  and listed in Item 26(b)  above  (except  Oppenheimer
Multi-Sector  Income Trust and Panorama Series Fund,  Inc.) and for MassMutual
Institutional Funds.

(b)   The directors  and officers of the  Registrant's  principal  underwriter are:

---------------------------------------------------------------------------------
Name amp; Principal                Position amp; Office         Position and Office
Business Address                with Underwriter          with Registrant
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy Abbhul(1)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Agan(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante(2)            Secretary                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Barker                    Vice President            None
2901B N. Lakewood Avenue
Chicago, IL 60657
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert(1)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Bishop(1)             Treasurer                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas S. Blankenship          Vice President            None
17011 Wood Bark Road
Springs, TX 77379
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Blinzler(1)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David A Borrelli                Vice President            None
105 Black Calla Ct.
San Ramon, CA 94583
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle Brennan(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
L. Scott Brooks(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin E. Brosmith               Senior Vice President     None
5 Deer Path
South Natlick, MA 01760
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey W. Bryan                Vice President            None
1048 Malaga Avenue
Coral Gables, FL 33134
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patrick Campbell(1)             Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew Chonofsky                Vice President            None
300 West Fifth Street, Apt. 118
Charlotte, NC 28202
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Melissa Clayton(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julian C. Curry(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey D. Damia(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Davis(2)                   Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stephen J. Demetrovits(2)       Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph A. DiMauro               Vice President            None
522 Lakeland Avenue
Grosse Pointe, MI 48230
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven Dombrower(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George P. Dougherty             Vice President            None
328 Regency Drive
North Wales, PA 19454
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ryan Drier(2)                   Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cliff H. Dunteman               Vice President            None
N 53 27761 Bantry Road
Sussex, WI 53089-45533
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hillary Eigen                   Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Eiler(2)                   Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent M. Elwell                  Vice President            None
35 Crown Terrace
Yardley, PA 19067
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregg A. Everett                Vice President            None
4328 Auston Way
Palm Harbor, FL 34685-4017
---------------------------------------------------------------------------------
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George R. Fahey                 Senior Vice President     None
2 Pheasant Drive
Ringoes, NJ 08551
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric C. Fallon                  Vice President            None
10 Worth Circle
Newton, MA 02458
---------------------------------------------------------------------------------
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Joseph Fernandez                Vice President            None
1717 Richbourg Park Drive
Brentwood, TN 37027
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark J. Ferro(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding(3)           Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric Fishel                     Vice President            None
3A Lawnwood Place, Apt. 1
Charlestown, MA 02129
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patrick W. Flynn (1)            Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John ("J) Fortuna(2)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucio Giliberti                 Vice President            None
6 Cyndi Court
Flemington, NJ 08822
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raquel Granahan(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ralph Grant                     Senior Vice President     None
10 Boathouse Close
Mt. Pleasant, SC 29464
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael D. Guman                Vice President            None
3913 Pleasant Avenue
Allentown, PA 18103
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James E. Gunther(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Kevin J. Healy(2)               Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

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---------------------------------------------------------------------------------
Kevin Hennessey                 Vice President            None
10206 Emerald Woods Avenue
Orlando, FL 32836
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elyse R. Jurman Herman          Vice President            None
5486 NW 42 Avenue
Boca Raton, FL 33496
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Suzanne Heske                   Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy G. Hetson                 Vice President            None
4 Craig Street
Jericho, NY 11753
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William E. Hortz(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew Humble                   Vice President            None
419 Phillips Avenue
len Ellyn, IL 60137
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Husch(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stephen Ilnitzki(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives(1)             Vice President amp;          Assistant Secretary
                                Assistant Secretary
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nivan Jaleeli                   Vice President            None
13622 E. Geronimo Rd.
Scottsdale, AZ 85259
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric K. Johnson(1)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Johnson                 Vice President            None
15792 Scenic Green Court
Chesterfield, MO 63017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina J. Keller(2)          Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Klassen(1)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Klein                   Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Knott(1)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dean Kopperud(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brent A. Krantz                 Senior Vice President     None
61500 Tam McArthurLoop
Bend, OR 97702
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David T. Kuzia                  Vice President            None
19102 Miranda Circle
Omaha, NE 68130
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul R. LeMire(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric J. Liberman(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa Lischin(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James V. Loehle                 Vice President            None
30 Wesley Hill Lane
Warwick, NY 10990
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Loncar(1)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Montana W. Low                  Vice President            None
1636 N. Wells Street, Apt. 3411
Chicago, IL 60614
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig Lyman                     Vice President            None
3930 Swenson St. #502
Las Vegas, NV 89119
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John J. Lynch                   Vice President            None
6325 Bryan Parkway
Dallas, TX 75214
---------------------------------------------------------------------------------
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Michael Malik                   Vice President            None
126 Bernard Street
San Francisco, CA 94109
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven C. Manns                 Vice President            None
1627 N. Hermitage Avenue
Chicago, IL 60622
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Todd A. Marion                  Vice President            None
24 Midland Avenue
Cold Spring Harbor, NY 11724
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Theresa-Marie Maynier           Vice President            None
2421 Charlotte Drive
Charlotte, NC 28203
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Anthony P. Mazzariello          Vice President            None
8 Fairway Road
Sewickley, PA 15143
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John C. McDonough               Vice President            None
3812 Leland Street
Chevy Chase, MD 20815
---------------------------------------------------------------------------------
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Kent C. McGowan                 Vice President            None
9510 190th Place SW
Edmonds, WA 98020
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Medina(1)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Melehan                  Vice President            None
906 Bridgeport Court
San Marcos, CA 92069
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Mezzanotte                 Vice President            None
16 Cullen Way
Exeter, NH 03833
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clint Modler(1)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David W. Mountford(2)           Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Moser(1)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gzim Muja(2)                    Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John V. Murphy(2)               Director                  President amp; Trustee
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy Jean Murray               Vice President            None
32 Carolin Road
Upper Montclair, NJ 07043
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John S. Napier(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin P. Neznek(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bradford Norford                Vice President            None
4607 Timberglen Rd.
Dallas, TX 75287
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan Panzer                     Vice President            None
6755 Ridge Mill Lane
Atlanta, GA 30328
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Perkes                 Vice President            None
6 Lawton Ct.
Frisco, TX 75034
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles K. Pettit               Vice President            None
22 Fall Meadow Drive
Pittsford, NY 14534
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Elaine M. Puleo-Carter(2)       Senior Vice President     None

---------------------------------------------------------------------------------
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Minnie Ra                       Vice President            None
100 Dolores Street, #203
Carmel, CA 93923
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dusting Raring                  Vice President            None
27 Blakemore Drive
Ladera Ranch, CA 92797
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael A. Raso                 Vice President            None
3 Vine Place
Larchmont, NY 10538
---------------------------------------------------------------------------------
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Richard Rath                    Vice President            None
46 Mt. Vernon Ave.
Alexandria, VA 22301
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas Rentschler              Vice President            None
677 Middlesex Road
Grosse Pointe Park, MI 48230
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ruxandra Risko(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David R. Robertson(2)           Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ian M. Roche                    Vice President            None
7070 Bramshill Circle
Bainbridge, OH 44023
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth A. Rosenson             Vice President            None
24753 Vantage Pt. Terrace
Malibu, CA 90265
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff(2)                President amp; Director      None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Matthew Rutig                   Vice President            None
199 North Street
Ridgefield, CT 06877
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William R. Rylander             Vice President            None
85 Evergreen Road
Vernon, CT 06066
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Sabow                    Vice President            None
6617 Southcrest Drive
Edina, MN 55435
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Saunders                   Vice President            None
911 North Orange Avenue #401
Orlando, FL 32801
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Schmitt(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Schmitt(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Schories(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles F. Scully               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric Sharp                      Vice President            None
862 McNeill Circle
Woodland, CA 95695
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debbie A. Simon                 Vice President            None
1 W. Superior Street, Apt. 4101
Chicago, IL 60610
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas Bruce Smith             Vice President            None
8927 35th Street W.
University Place, WA 98466
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Spensley(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bryan Stein(2)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Stoma(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wayne Strauss(3)                Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Summe                  Vice President            None
2479 Legends Way
Crestview Hills, KY 41017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George T. Sweeney               Senior Vice President     None
5 Smokehouse Lane
Hummelstown, PA 17036
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Taylor(2)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David G. Thomas                 Vice President            None
16628 Elk Run Court
Leesburg, VA 20176
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barrie L. Tiedemann(2)          Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bryan K.Toma                    Vice President            None
7311 W. 145th Terrace
Overland Park, KS 66223
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mark Vandehey(1)                Vice President and Chief  Vice President and
                                Compliance Officer        Chief Compliance

                                                          Officer
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Vermete(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Rachel Walkey                   Assistant Vice President  None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Cynthia Walloga                 Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Lediard Ward            Vice President            None
1400 Cottonwood Valley Circle
N.
Irving, TX 75038
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa Ward(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael J. Weigner              Vice President            None
4905 W. San Nicholas Street
Tampa, FL 33629
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donn Weise                      Vice President            None
3249 Earlmar Drive
Los Angeles, CA 90064
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chris Werner(1)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine White(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Wilson(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna Winn(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cary Patrick Wozniak            Vice President            None
18808 Bravata Court
San Diego, CA 92128
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Charles Young              Vice President            None
3914 Southwestern
Houston, TX 77005
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Zachman(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack(2)               General Counsel amp;         Vice President amp;
                                Director                  Secretary
---------------------------------------------------------------------------------

(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)Two World Financial  Center,  225 Liberty Street,  11th Floor, New York, NY
10281-1008
(3)350 Linden Oaks, Rochester, NY 14623

(c)   Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

The  accounts,  books  and  other  documents  required  to  be  maintained  by
Registrant  pursuant to Section  31(a) of the  Investment  Company Act of 1940
and rules  promulgated  thereunder are in the possession of  OppenheimerFunds,
Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services
----------------------------

Not applicable

Item 30. Undertakings
---------------------

Not applicable.

                                  SIGNATURES

Pursuant  to  the  requirements  of the  Securities  Act of  1933  and/or  the
Investment  Company Act of 1940,  the  Registrant  certifies that it meets all the requirements for effectiveness of this Registration  Statement pursuant to
Rule  485(b)  under  the  Securities  Act of 1933  and has  duly  caused  this
Registration  Statement  to be  signed  on  its  behalf  by  the  undersigned, thereunto duly authorized,  in the County of Arapahoe and State of Colorado on
the 28th day of April, 2005.

                        Oppenheimer Variable Account Funds

                        By: /s/ John V. Murphy*
                        ---------------------------------------------
                        John V. Murphy, President,
                        Principal Executive Officer amp; Trustee

Pursuant to the requirements of the Securities Act of 1933, this  Registration
Statement has been signed below by the following  persons in the capacities on the dates indicated:

Signatures                   Title                       Date
----------                   -----                       ----

/s/ William L. Armstrong*    Chairman of the             April 28, 2005
---------------------------  Board of Trustees
William L. Armstrong

/s/ John V. Murphy*          President, Principal        April 28, 2005
------------------------     Executive Officer amp; Trustee
John V. Murphy

/s/ Brian W. Wixted*         Treasurer, Principal        April 28, 2005
-------------------------    Financial amp;
Brian W. Wixted              Accounting Officer

/s/ Robert G. Avis*          Trustee                     April 28, 2005

---------------------
Robert G. Avis

/s/ George Bowen*            Trustee                     April 28, 2005

----------------------
George Bowen

/s/ Edward Cameron*          Trustee                     April 28, 2005

------------------------
Edward Cameron

/s/ Jon S. Fossel*           Trustee                     April 28, 2005

--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee                     April 28, 2005

---------------------
Sam Freedman

/s/ Beverly L. Hamilton*

-------------------------    Trustee                     April 28, 2005
Beverly L. Hamilton

/s/ Robert J. Malone*

-----------------------      Trustee                     April 28, 2005
Robert J. Malone

/s/ F. William Marshall, Jr.*  Trustee                   April 28,

2005
----------------------------
F. William Marshall, Jr.

*By:  /s/ Mitchell J. Lindauer
        -----------------------------------------
        Mitchell J. Lindauer, Attorney-in-Fact

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS

                       Post-Effective Amendment No. 45

                           Registration No. 2-93177

                                EXHIBIT INDEX
                                -------------

Exhibit No. Description
----------- -----------

23(c)(iii)  Oppenheimer  Balanced  Fund/VA  Non-Service  Class  Specimen Share
            Certificate

23(c)(iv)   Oppenheimer   Balanced   Fund/VA   Service  Class  Specimen  Share
            Certificate

23(c)(vii)  Oppenheimer  Core Bond Fund/VA  Non-Service  Class  Specimen Share
            Certificate

23(c)(viii) Oppenheimer   Core  Bond  Fund/VA  Service  Class  Specimen  Share
            Certificate

23(i)(ix)   Opinion and Consent of Counsel

23(j)       Independent Registered Public Accounting Firm's Consent

23(m)(v)    Oppenheimer  Global  Securities  Fund/VA  Class 4 Service Plan and
            Agreement dated 5/1/04